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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated October 11, 2000, relating to the financial statements and financial highlights which appear in the August 31, 2000 Annual Reports to Shareholders of Chase Vista Money Market Funds (comprising Chase Vista 100% U.S. Treasury Securities Money Market Fund, Chase Vista Treasury Plus Money Market Fund, Chase Vista Federal Money Market Fund, Chase Vista U.S. Government Money Market Fund, Chase Vista Cash Management Fund, Chase Vista Prime Money Market Fund, Chase Vista Tax Free Money Market Fund, Chase Vista New York Tax Free Money Market Fund and Chase Vista California Tax Free Money Market Fund) and Chase Vista Tax Free Funds ( comprising Chase Vista Tax Free Income Fund, Chase Vista New York Tax Free Income Fund and Chase Vista California Intermediate Tax Free Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 27, 2000